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                                                                    EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


I, F. Barry Bays, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) this quarterly report on Form 10-Q of Wright Medical Group, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 7, 2003


                                      /s/ F. Barry Bays
                                      --------------------------------------
                                      F. Barry Bays
                                      President and Chief Executive Officer